Exhibit 99.2

 February 2, 2023  First Quarter FY 2023  Financial Results

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2023, including NFEPS guidance by Segment, fiscal 2024 long term growth range, long term annual growth projections and targets, projections of dividend and financing activities, forecasted contribution of business segments to NJR’s NFE for fiscal 2023, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, announced charitable endowment, project pipeline through Fiscal 2027, total expected shareholder return projections, CEV revenue and service projections, SREC Hedging strategies and Asset Management Agreements, the outcome and timing of future Base Rate Cases with the BPU, emissions reduction strategies and clean energy goals, environmental social and governance efforts, outcome of the Inflation Reduction Act, rising interest rates and ITCs, and other legal and regulatory expectations.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services and certain transactions related to NJR's investments in the PennEast Project, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 2  1  First Quarter FY 2023 HighlightsSteve Westhoven | President and CEO  2  Financial HighlightsRoberto Bel | SVP and CFO  3  Q&A Session  Agenda

 Highlighting our accomplishments:  Invested more than $53 million in NJNG’s energy-efficiency programs in fiscal year 2022, the highest single-year investment of this type in our company’s history  Advanced our leadership in renewable development by constructing milestone solar projects of national significance   Including one of the largest capped landfill solar arrays and the largest floating solar installation in the United States  New Jersey Natural Gas (NJNG) became the first natural gas utility in New Jersey to eliminate all unprotected steel and cast iron in its distribution system by the end of 2022  $20 million endowment to support our charitable foundation work  2022 Sustainability Report  14th Consecutive Year since 2008   3  Download the full report here (add link)  2022 Sustainability Report  3   This system – the first of its kind on the East Coast – will offset 180 US tons of carbon emissions per year, the equivalent of eliminating 90 tons of coal, or over 400,000 miles driven

First Quarter 2023 Summary

Successful Operations During Winter Storm Elliot

First Quarter NFEPS[1]


$1.14
$0.69
$0.46
$0.38
1Q20
1Q21
1Q22
1Q23

Continued Execution Throughout Fall/Winter Quarter

NJNG

Improved NFE by ~7% from the prior year period, as a result of higher base rates, higher utility gross margin contribution from our BGSS incentive programs, and customer growth

CEV

Placed ~43MW into service since FYE 2022

Project pipeline of **~640MW** (under contract or exclusivity) through Fiscal 2027

S&T

Adelphia Gateway operated successfully during Winter Storm Elliott[2]

Strong NFEPS contribution from Leaf River Energy Center

Energy Services

Stronger than expected results from long-option strategy

Continued contribution from **Asset Management Agreements (AMA)** with investment grade utility

Winter Storm Elliott

Successfully delivered energy to customers during Winter Storm Elliott

- ✓ Exceptional performance with no supply interruptions at NJNG and S&T
- ✓ Significant uptick in natural gas price volatility through the event allowed the Energy Services team to generate additional value from our physical assets

New Jersey Resources

1) A reconciliation from NFE to net income can be found in the Appendix.
2) Winter Storm Elliott, which included temperatures in Monmouth County falling from ~60° to ~10° in 12 hours on December 23, 2022

4

 Increasing Fiscal 2023 NFEPS Guidance by $0.20 to $2.62 to $2.72  Net Financial Earnings per Share  NFEPS long-term annual growth projections are based on the midpoint of the $2.20 - $2.30 initial guidance range for fiscal 2022, provided on February 1, 2021   7-9% LONG-TERM ANNUAL GROWTH1  Fiscal 2023 NFEPS Guidance by Segment  8.1% Increase from Midpoint of FY 2023 Initial Guidance Range   FY2024 EXPECTED TO BE AT OR ABOVE THE TOP END OF THE LONG-TERM ANNUAL GROWTH RANGE DUE TO IMPACT OF THE AMA  15.3% NFEPS CAGR THROUGH FY2023E  Q1 2023  NFEPS  $1.14

New Jersey Natural Gas

Solid Performance Due to Higher Base Rates / Favorable Customer Growth

Q1 Fiscal 2023 Capital Expenditures[1]

~36% of capital expenditures earned a near real-time return

Furthers our commitment to energy efficiency



Maintenance
$27
Cost of Removal/Other
$17[2]
IT
$14
New Customer
$13
SAVEGREEN
$11
IIP
$9
~$91M

NJNG Customers

(in thousands)

Added 2,132 new customers in Q1 fiscal 2023 compared to 1,730 in Q1 fiscal 2022



580
570
560
550
540
530
520
510
500
572.5
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
Q1 FY 2023

Timing of Next Rate Case

Filing Expected in Fiscal 2024

1) Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations
2) Facilities and RNG & P2G included in "Other"

New Jersey Resources

6

 Clean Energy Ventures (CEV): Growing Capacity with a Robust Pipeline  CEV owns and operates solar projects in New Jersey, Rhode Island, New York and Connecticut with approximately 430MW of capacity  Total  ~1.1 GW  MWs  Pipeline of ~659MW including projects under construction, contract, or exclusivity  ~430MW of projects in-service  ~60% of pipeline located in NJ  ~40% located outside of NJ  New In-Service since FYE 2022  ~43MW

 Financial Review  Roberto Bel  SVP and Chief Financial Officer  8

 NJR Review of Q1 Fiscal 2023 NFE Changes  A reconciliation of these non-GAAP measures can be found in the Appendix  O&M expense increased $13.3 million during the three months ended December 31, 2022, compared with the three months ended December 31, 2021, due primarily to the deferral of $10.7 million in pandemic-related costs in December 2021 that did not reoccur.  ($ in Millions)  Fiscal 1Q22 – Consolidated NFE ($ in millions)  $ 65.8   NJNG  $ 3.6   Utility Gross Margin1  $ 21.2   O&M2  $ (13.3)  Depreciation & Amortization (D&A)  $ (2.0)  Interest expense, AFUDC, Income Tax  $ (2.3)  Clean Energy Ventures  $ 3.2   Revenue  $ 2.6   O&M  $ 1.4   D&A, Interest Expense and Other  $ (0.8)  Storage & Transportation  $ 3.3   Operating Income  $ 10.7   Equity in Earnings of Affiliates  $ (0.1)  Other  $ (7.3)  Energy Services  $ 35.0   Financial Margin1  $ 44.1   Interest Expense, Income Tax and Other  $ (9.1)  Home Services and Other  $ (0.6)  Fiscal 1Q23 – Consolidated NFE ($ in millions)  $ 110.3

 NJR Capital Plan1   Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  $529  $712  $622  $520 - $658  $542 - $728  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7 – 9%

 Well Positioned in a Rising Interest Rate Environment  ($ in Millions)  Term debt only (excludes short-term debt of $464.5 million, capital leases of $37 million and solar asset financing obligations of $160 million). Grouped by fiscal years.  Impact of high interest rate environment included in FY2023 and long-term NFEPS guidance  Interest rate impact mitigated by predominately fixed-rate debt   Manageable debt repayment schedule with no significant maturity towers in any particular year  Substantial liquidity at both NJNG and NJR - $900M of credit facilities available through FY2027  Term Debt Maturity Schedule   as of December 31, 2022

 Expect 7% - 9%  NFEPS Growth   Annualized dividend yield   of 3.1%1  Dividend growth in line with long-term NFEPS growth expectations  Net Zero by 2050 goal for New Jersey operations  Delivering Value to Shareholders Through Growth and Income   The Clean Energy Future Starts at NJR  Solid Long Term Growth Outlook  NJR is a Premier Energy Infrastructure Company  Implementing Strategic Plan to Drive Continued Organic Growth Across Portfolio  Growing Dividend  Based on dividend per share of $1.56 and closing share price of $49.92 on January 31, 2023  TOTAL EXPECTED SHAREHOLDER RETURN: ~10 - 12%

 Appendix  Slide  14  NJR’s Business Portfolio  15  Storage and Transportation (S&T)  16  Energy Services  17  CEV – SREC Hedging Strategy Stabilizes Revenue  18  First Quarter Fiscal 2023 NFE by Business Unit  19  Reconciliation of NFE and NFEPS to Net Income  20  Other Reconciliation of Non-GAAP Measures  21  NJR Capital Plan Table  22  NJR Projected Cash Flows  23  Environmental, Social and Governance Efforts  24  Shareholder and Contact Information  13

 NJR’s Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains approximately 7,700 miles of Natural Gas transportation and distribution infrastructure serving over 572,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  New Jersey Resources Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company  Utilize public policy and expand its business while taking advantage of energy efficiency   Broader climate goals support continued investment across the solar market  Generating stable fee-based revenue from diverse mix of high credit-quality customers   Long option strategy provides significant upside potential with limited downside risk.   Recognized as a Top 20 Ruud® National Pro Partner™ for 6 Consecutive Years

 FULLY OPERATIONAL  FULLY OPERATIONAL  FULLY OPERATIONAL  SOUTH ZONE   90% COMPLETE  Description  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  12.6 mmdth reservoir storage facility in southern PA.  Placed in-service April 2009  50% ownership interest  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Market Fundamentals  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  Serving the Northeast region, where targeted executable pipeline transportation options that bridge the existing constrained and difficult to expand pipeline grid are required to provide end use markets access to Appalachian supply to meet demand growth  Storage and Transportation (S&T)  Solid Contribution from Leaf River, Steckman Ridge, and Adelphia Gateway during Q1 2023

Energy Services

($ in Millions)

Asset Management Agreements[1]

Predictable fee-based revenues better ensure coverage of fixed costs

- De-risked Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk



$239
$261
$138
$240
$124
FY 2022 - FY 2024
FY 2025 - FY 2031
FY 2032
Revenue Recognition
Cash

Long Option Strategy

Significant upside potential with limited downside risk

- Proven track record of success over 27 years of existence leveraging natural gas market volatility to drive value
- Physical storage and transportation assets provide optionality to capture location and time spreads whose value can be hedged with the use of financials instruments
- Downside risk, equivalent to an option's premium, equates to the difference between demand charges and the hedged value
- Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs

AMA Q1 FY 2023 Contribution

- Revenue recognition from the AMA for FY2023 is expected to be $48.5 million, of which ~$20.0 million was recognized in fiscal Q1 2023
- NJR received this fiscal year's cash payment of $73.5 million in fiscal Q1 2023

1) *AMAs feature initial and permanent capacity releases with cash payments throughout, with ASC 606 revenue recognition standard requiring that revenue be allocated to both the initial and permanent releases. As a result, disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032.*

New Jersey Resources
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 CEV – SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of December 31, 2022  Percent Hedged  Average Price  Current Price (EY)  98%  $197  $215  89%  $190  $201  31%  $174  $189  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2023 begins on June 1, 2022, and ends on May 31, 2023  17%  $154  $172  95%  $203  $228  Based on Fiscal Year, as of December 31, 2022  Percent Hedged  Average Price  Current Price (FY)  95%  $194  $210  66%  $190  $197  31%  $174  $183  18%  $154  $167  100%  $204  $224  Over 95% hedged through Fiscal Year   2024  Over 95% hedged through Energy Year 2024

 Fiscal 2023 First Quarter NFE by Business Unit  ($ in 000s)  Three Months Ended December 31,  2022  2021  Change  New Jersey Natural Gas  $54,664  $51,080  $3,584  Clean Energy Ventures  $(3,582)  $(6,821)  $3,239  Storage and Transportation  $6,243  $2,962  $3,281  Energy Services  $52,533  $17,567  $34,966  Home Services and Other  $426  $982  $(556)  Total  $110,284  $65,770  $44,514  NFEPS  $1.14  $0.69  $0.45

 Reconciliation of NFE and NFEPS to Net Income  ($ in 000s)  NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.  NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period  (Unaudited)  Three Months Ended  December 31,  2022  2021  NEW JERSEY RESOURCES  A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:  Net income  $ 115,921   $ 111,312   Add:  Unrealized (gain) on derivative instruments and related transactions   (31,503)   (82,191)  Tax effect   7,487    19,536   Effects of economic hedging related to natural gas inventory   23,972    23,577   Tax effect   (5,697)   (5,603)  NFE tax adjustment   104    (861)  Net financial earnings  $ 110,284   $ 65,770   Weighted Average Shares Outstanding  Basic   96,485    95,944   Diluted   97,083    96,356   A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:  Basic earnings per share  $ 1.20   $ 1.16   Add:  Unrealized (gain) on derivative instruments and related transactions  $ (0.33)  $ (0.86)  Tax effect  $ 0.08   $ 0.21   Effects of economic hedging related to natural gas inventory  $ 0.25   $ 0.25   Tax effect  $ (0.06)  $ (0.06)  NFE tax adjustment  $ —   $ (0.01)  Basic NFE per share  $ 1.14   $ 0.69

 Other Reconciliation of Non-GAAP Measures  ($ in 000s)  NJNG Utility Gross Margin  NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.  Energy Services Financial Margin  Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.   (Unaudited)  Three Months Ended  December 31,  2022  2021  A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:  Operating revenues  $ 357,746   $ 274,772   Less:  Natural gas purchases   184,771    124,594   Operating and maintenance (1)   26,294    13,141   Regulatory rider expense   18,251    16,671   Depreciation and amortization   24,890    22,893   Gross margin   103,540    97,473   Add:  Operating and maintenance (1)   26,294    13,141   Depreciation and amortization   24,890    22,893   Utility gross margin  $ 154,724   $ 133,507   A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:  Operating revenues  $ 321,782   $ 369,244   Less:  Natural Gas purchases   233,287    278,687   Operating and maintenance (1)   3,455    (13,871)  Depreciation and amortization   57    28   Gross margin   84,983    104,400   Add:  Operating and maintenance (1)   3,455    (13,871)  Depreciation and amortization   57    28   Unrealized (gain) on derivative instruments and related transactions   (39,886)   (85,647)  Effects of economic hedging related to natural gas inventory   23,972    23,577   Financial margin  $ 72,581   $ 28,487   (1) Excludes selling, general and administrative expenses

    1Q FY2023A  FY2022A  FY2023E  FY2024E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $13  $54  $54   -  $58   $56   -  $60   Yes  Maintenance & Integrity  $27  $104  $109  -  $113   $161  -  $176   Cost of Removal / Other  $9  $42  $36   -  $40   $36   -  $40   Facilities  $9  $7  $31  -  $34  $2  -  $4  IT  $14  $42  $65   -  $69   $46   -  $50   IIP  $9  $32  $32   -  $36   $26   -  $30   Yes  RNG & P2G  $0  $1  $25   -  $28   $25   -  $28   SAVEGREEN  $11  $53  $48   -  $52   $48   -  $52   Yes  $912  $335  $400   -  $430   $400   -  $440   Clean Energy Ventures  Sunlight Advantage  $2  $13  $9  -  $13  $10  -  $14  Commercial Solar  $42  $132  $91   -  $187   $130   -  $266   $44  $145  $100   -  $200   $140   -  $280   Storage and Transportation  Adelphia Gateway  $12  $124  $12   -  $16  $2   -  $6  Leaf River  $1  $18  $8   -  $12   $0   -  $2   $13  $142  $20   -  $28   $2   -  $8   Total  $148  $622  $520  -  $658  $542  -  $728  NJR Capital Plan1  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations  The sum of Q1 2023 actual amounts may not equal due to rounding

 NJR Projected Cash Flows  ($ in Millions)  Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations)  Dividend growth for fiscal 2023 and fiscal 2024 are based upon the midpoint of forecasted 7-9% growth rate  FY2022A  FY2023E  FY2024E  Cash Flow from Operations  $324  $320  -  $360  $450  -  $490  Uses of Funds  Capital Expenditures1  $590  $466  -  $600  $489  -  $671  Dividends2  $128  $132  -  $137  $143  -  $148  Total Uses of Funds  $718  $598  -  $737  $632  -  $819  Financing Activities  Common Stock Proceeds – DRIP  $15  $34  -  $36  $17  -  $19  Debt Proceeds/Other  $379  $244  -  $341  $165  -  $310  Total Financing Activities  $394  $278  -  $377  $182  -  $329

 Environmental, Social and Governance Efforts  Focus on Definable Accomplishments   Social  Established $20 million endowment fund for NJR’s charities to support continued community giving long into the future  Robust structure and initiatives to promote DEI at NJR including Executive DEI Council to ensure accountability  Employee-led Business Resource Groups (BRGs) bring together employees with common background to promote engagement and inclusiveness – 21% of NJR workforce belongs to one or more BRGs  Achieved NJ operational emissions reductions over 55% since 2006 with goal of 60% by 2030 and net zero by 2050  One of the largest owner-operators of solar assets in New Jersey, we have invested over $1 billion over the last decade building clean, emissions-free power for homes and businesses  Plans to invest up to $2 million over the next five years to promote nature-based climate solutions in local communities  Environmental  Continued progress on reporting and transparency as through publication of 14th consecutive sustainability report  Our board of directors (Board) has a broad range of skills and industry knowledge, as well as a diversity of perspectives that align with our company’s long-term strategy  The Board is responsible for oversight of NJR’s overall strategy, including all Environmental Social and Governance (ESG) issues  Governance

Shareholder and Contact Information

Stock Transfer Agent and Registrar

The Transfer Agent and Registrar for the company's common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).

Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.

General written inquiries and address changes may be sent to:
Broadridge Corporate Issuer Solutions
P.O. Box 1342, Brentwood, NY 11717

or

For certified and overnight delivery:
Broadridge Corporate Issuer Solutions, ATTN: IWS
1155 Long Island Avenue, Edgewood, NY 11717

Shareowners can view their account information online at shareholder.broadridge.com/NJR.

Last Four Dividends Paid (Quarterly Frequency)

Ex-Dividend Date	Record Date	Payable Date	Amount per share
12/13/2022	12/14/2022	1/3/2023	$0.39
9/23/2022	9/26/2022	10/3/2022	$0.39[1]
6/14/2022	6/15/2022	7/1/2022	$0.3625
3/15/2022	3/16/2022	4/1/2022	$0.3625

Corporate Headquarters

1415 Wyckoff Road
Wall, NJ 07719
(732) 938-1000
www.njresources.com

Contact Information

Adam Prior – Director, Investor Relations
732-938-1145
aprior@njresources.com

Online Information

Website: www.njresources.com

Investor Relations: LINK

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1) 7.6 percent increase in the quarterly dividend rate to $0.39 per share from $0.3625 per share

New Jersey Resources
24